Institutional Class SIGIX Investor Class SFGIX Retail Class SFGRX

Seafarer Overseas Growth and Income Fund

SUMMARY PROSPECTUS August 31, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.seafarerfunds.com/prospectus. You can also obtain this information at no cost by calling (855) 732-9220. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2026, along with the Fund’s most recent annual report dated April 30, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Class	Investor Class	Retail Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.72%	0.72%
Distribution (12b-1) Fees	0.00%	0.00%	0.20%
Other Expenses	0.14%	0.24%	0.24%
Other Fund Expenses	0.09%	0.09%	0.09%
Shareholder Service Plan	0.05%	0.15%	0.15%
Total Annual Fund Operating Expenses	0.86%	0.96%	1.16%

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$88	$274	$477	$1,060
Investor Class	$98	$306	$531	$1,177
Retail Class	$118	$368	$638	$1,408

Seafarer Overseas Growth and Income Fund

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$88	$274	$477	$1,060
Investor Class	$98	$306	$531	$1,177
Retail Class	$118	$368	$638	$1,408

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying common stocks, preferred stocks, warrants, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the U.S.), foreign governments and their agencies. For this purpose, the debt obligations in which the Fund may invest include corporate, government, agency, and convertible bonds.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning dividend-paying equities and convertible bonds is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries and territories. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries.

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as Bloomberg, Morningstar, FTSE, and MSCI. The Adviser believes most classification schemes classify developing countries as within emerging markets, although the specific countries within such category may vary.

The Fund may also invest in the securities of companies located in selected foreign developed nations and territories, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, these nations and territories include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; or (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of net assets invested in foreign securities. The Fund may invest in foreign securities denominated in foreign currencies, may hold foreign currencies for the purpose of settling transactions for securities denominated in foreign currencies, and may receive dividends and interest income denominated in foreign currencies.

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Seafarer Overseas Growth and Income Fund

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Balances Risk

The Fund’s cash balances may be held at accounts with the Fund’s custodian or utilized in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. All cash accounts, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, lack of account segregation, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in the common stocks of companies that have historically paid dividends; however, there is no certainty that such companies that have historically paid dividends will continue to do so in the future. The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have lower per capita income compared to advanced economies. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments. Compared to more developed countries, developing countries have social and legal systems that offer less protection to shareholders; economies that may be narrowly concentrated on a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or

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Seafarer Overseas Growth and Income Fund

nationalization of companies; opaque and unpredictable regulatory systems; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight. Developing countries may be especially prone to currency-related risks and exposed to negative global economic shocks. Developing countries may be more vulnerable to natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, and internal and cross-border conflicts.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; and corruption. War and other forms of armed conflict and terrorism may significantly affect the countries, markets, and companies in which the Fund invests, and may cause the Fund to incur losses.

Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Some foreign issuers listed on U.S. exchanges may not fully comply with U.S. audit requirements, and may be delisted as a result. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

In order to gain exposure to certain foreign issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Growth Stock Risk

Growth stocks may be more sensitive to market movements and interest rate changes because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks generally have above average growth potential, low dividends, and high prices relative to standard measures. Seeking earnings growth may result in significant investments in some sectors, including the technology sector, that may be subject to greater volatility than other sectors of the economy.

High Yield or Junk Bond Risk

Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be negatively impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates.

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the

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Seafarer Overseas Growth and Income Fund

Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Large Shareholder Risk

Ownership of shares of the Fund may be concentrated in a small number of large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders, and may increase transaction costs.

Liquidity Risk

Low or fluctuating liquidity conditions or lack of exchange-based trading volume may make it difficult to sell securities held by the Fund without significantly changing the market value of the investment. The Fund may not be able to meet shareholder redemption requests in a timely manner without significant dilution of remaining shareholders’ interests in the Fund.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters, and the spread of infectious disease or other public health issues affect the securities and derivatives markets.

Region Emphasis Risk

The securities of companies in the same geographic region, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates, natural or other disasters, infectious disease, and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such geographic region comprised a lesser portion of the Fund’s portfolio.

Risk Related to Investing in Asia

The value of the Fund’s assets may be adversely affected by risks related to investing in Asia, in addition to the risks of foreign securities in general. The risks related to investing in Asia include political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption; and military activity.

Sanctions Risk

Securities held by the Fund may become subject to sanctions and other restrictions that negatively impact their value and liquidity. Sanctioned securities may be suspended for extended periods of time or delisted altogether. If markets for these securities cease to operate or become inaccessible to foreign investors, the Fund may be forced to fair value sanctioned securities at low levels or write them off entirely.

Sector Emphasis Risk

The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio.

Small-, Mid-, and Large-sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

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Seafarer Overseas Growth and Income Fund

Companies with large market capitalizations may have less growth potential than smaller companies and may not be able to react as quickly to changes in the marketplace.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depositary receipts may not enjoy the same degree of liquidity as the underlying securities that they represent.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, a broad-based securities market index, and the Morningstar Emerging Markets Net Return USD Index, an additional index that is also representative of the Fund’s strategy. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

Annual Total Returns

Institutional Class (SIGIX) for calendar years ended December 31

Best Quarter – Q4 2020	20.83%
Worst Quarter – Q1 2020	-23.18%

The Fund’s Institutional Class year-to-date return as of June 30, 2026 was 16.98%.

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Seafarer Overseas Growth and Income Fund

Average Annual Total Returns

For periods ended December 31, 2025

Seafarer Overseas Growth and Income Fund	1 Year	5 Years	10 Years	Since Inception*
Institutional Class
Returns Before Taxes	32.48%	4.32%	7.71%	6.57%
Returns After Taxes on Distributions(1)	31.07%	3.20%	6.67%	5.57%
Returns After Taxes on Distributions and Sale of Fund Shares(1)	19.64%	3.07%	5.97%	5.04%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index (reflects no deductions for fees, expenses or taxes)(3)	28.78%	4.18%	8.57%	5.30%
Morningstar Emerging Markets Net Return USD Index (reflects no deductions for fees, expenses or taxes)(4)	29.76%	4.76%	8.66%	5.06%
Investor Class(2)
Returns Before Taxes	32.45%	4.23%	7.61%	6.46%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index (reflects no deductions for fees, expenses or taxes)(3)	28.78%	4.18%	8.57%	5.30%
Morningstar Emerging Markets Net Return USD Index (reflects no deductions for fees, expenses or taxes)(4)	29.76%	4.76%	8.66%	5.06%
Retail Class
Returns Before Taxes	32.23%	N/A	N/A	16.01%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index (reflects no deductions for fees, expenses or taxes)(3)	28.78%	N/A	N/A	20.87%
Morningstar Emerging Markets Net Return USD Index (reflects no deductions for fees, expenses or taxes)(4)	29.76%	N/A	N/A	19.55%

(1)

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table. The after-tax return information shown does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

(2)

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Investor Class shares and Retail Class shares, respectively, will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when buying or selling shares of the Fund.

(3)	Broad-based securities market index.

(4)	Additional index.

*	Inception date for the Institutional Class and Investor Class is February 15, 2012. Inception date for the Retail Class is August 30, 2024.

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Andrew Foster, Paul Espinosa, and Lydia So are the Lead Portfolio Managers of the Fund, and have joint and primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Foster has held his role since the inception of the Fund in February 2012. Paul Espinosa has held his role since August 2018; previously, he was a Co-Portfolio Manager of the Fund since June 2016. Lydia So has held her role since August 2022. Kate Jaquet has been a Co-Portfolio Manager of the Fund since June 2016.

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Seafarer Overseas Growth and Income Fund

Purchase and Sale of Fund Shares

The Fund offers three classes of shares, an Institutional Class, an Investor Class, and a Retail Class, each of which is offered by this Prospectus. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum initial investment for each of the Investor Class and the Retail Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum investment for subsequent purchases is $100 for each share class.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 219623, Kansas City, MO 64121-9623, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

The Fund’s Investor Class (which closed to most new investors on September 30, 2016) is available for purchase only by the following investors:

●	Existing shareholders of the Fund’s Investor Class;
●	Financial advisers with existing clients invested in the Fund’s Investor Class (i.e., these advisers can continue to add new clients in the Fund’s Investor Class); and
●	Employees of Seafarer and their family members.

Please note the following about the Fund’s Investor Class:

●	Some broker-dealers and financial intermediaries may not be able to accommodate purchases of the Fund’s Investor Class based on the criteria listed above.
●	If a shareholder closes an account in the Fund’s Investor Class due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund’s Investor Class.
●

Exchanges between the Seafarer Funds (i.e., the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund) and share class transfers are subject to any existing restrictions on, or conditions of, the Fund and/or share class that is to be acquired.

●	The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its service providers may pay the intermediary for the distribution of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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P.O. Box 219623 Kansas City, MO 64121-9623 (855) 732-9220 seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.

(Investment Company Act File no. 811-8194)